UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2020
USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 610-989-0340
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

As previously disclosed, Hudson Executive Capital LP (“Hudson Executive”) requested that USA Technologies, Inc. (the “Company”) reimburse the expenses it incurred in connection with its proxy solicitation and informed the Company that it was prepared to accept non-cash consideration for such reimbursement. On June 29, 2020, following consultation with independent legal and financial advisors, the disinterested and independent members of the Board of Directors of the Company (the “Board”) unanimously approved the reimbursement of $4,500,000 of the third party costs and expenses incurred by Hudson Executive in connection with its proxy solicitation (the “Reimbursement”), which amount represented a substantial majority but less than the full amount of the third party costs and expenses incurred by Hudson Executive. Douglas G. Bergeron and Douglas L. Braunstein, Managing Partners of Hudson Executive, recused themselves from the Board’s deliberations and voting on the Reimbursement. The Board determined to pay the Reimbursement in the form of shares of common stock, no par value, of the Company (“Common Stock”), with the value of the Common Stock calculated based on the average of the high and low trading price on the date of Board approval.  On June 30, 2020, the Company issued 635,593 shares of Common Stock to funds managed by Hudson Executive in satisfaction of the Reimbursement, which shares represent approximately 0.98% of the Company’s outstanding Common Stock.

In approving the Reimbursement, the Board considered a number of factors, including but not limited to the following: the Company and all of its shareholders have shared in the benefits created by Hudson Executive’s actions to reconstitute the Board and improve the Company’s governance; shareholders representing a majority of the voting power of the Company had voted in favor of Hudson Executive’s nominees to the Board prior to the end of its proxy solicitation; it is a common practice to reimburse a shareholder’s expenses in connection with the settlement of a proxy contest; the Company previously reimbursed the expenses of a shareholder in the settlement of a proxy contest; and by issuing shares of Common Stock, the Company will conserve its cash position and Hudson Executive will bear the risk of the Common Stock maintaining its value until the time such shares are sold by Hudson Executive.

The issuance of Common Stock described in this Current Report on Form 8-K by the Company to funds managed by Hudson Executive was undertaken in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, to sophisticated and accredited recipients.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

	By:	/s/ Sean Feeney
Sean Feeney
Chief Executive Officer
Dated: July 2, 2020